UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 24, 2007

HEI, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-10078	41-0944876

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota		55386

(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code)		(952) 443-2500

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective on August 24, 2007, the Board of Directors of HEI, Inc. (the “Company”) amended the Company’s Bylaws to allow for the issuance of uncertificated shares via electronic book entry. By being able to issue uncertificated shares, the Company may now participate in the Direct Registration System, which is currently administered by the Depository Trust Company. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.
     A copy of the Amendment to the Bylaws is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
                3.1 Amendment to the Bylaws dated August 24, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.
Date: August 28, 2007	By /s/ Mark B. Thomas
Mark B. Thomas
Its: Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to the Bylaws dated August 24, 2007.

4